Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Robert J. Whelan
Chief Financial Officer
(617) 912-4220

Erica E. Smith
Investor Relations
(617) 912-3766
www.bostonprivate.com

BOSTON PRIVATE ANNOUNCES RESULTS FOR THE THIRD QUARTER 2006

Boston, MA, October 25, 2006 – Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company”) today reported third quarter 2006 cash earnings of $0.45 per diluted share versus $0.45 for the third quarter 2005. GAAP earnings were $0.36 per diluted share, compared to $0.38 per diluted share for the third quarter 2005.

Included in the financial performance are the results from Gibraltar Private Bank & Trust Company (“Gibraltar”), which Boston Private acquired on October 1, 2005, and of Anchor Capital Holdings LLC (“Anchor”), which Boston Private acquired on June 1, 2006. More detailed financial information regarding Gibraltar’s and Anchor’s financial results is outlined later in this press release.

Highlights

•	Total Revenues for the third quarter 2006 increased 36.7% to $88.5 million, compared to $64.8 million a year ago. Adjusted for the $20.3 million of revenues related to the Gibraltar and Anchor acquisitions, including interest on the new trust preferred issued and assumed in connection with the Gibraltar transaction, revenues were $68.3 million, or a 5.4% increase, on a same affiliate basis. (Gibraltar and Anchor contributed revenues of $15.2 million and $7.0 million, respectively, in the third quarter of 2006).

•

Total Operating Expenses, including minority interests, for the third quarter increased 45.2% to $64.8 million, compared to $44.6 million a year ago. Adjusted for the $16.4 million related to the acquisitions of Gibraltar and Anchor, operating expenses were $48.4 million, or an 8.4% increase, on a same affiliate basis. (Gibraltar and Anchor had operating expenses of $11.0 million and $5.4 million, respectively, in the third quarter of 2006). For the third quarter, included in operating expenses are approximately $1.4 million in expenses related to the new initiatives to open offices in Beverley, MA, Hingham, MA, Lexington, MA, New York, NY, Naples, FL and Los Altos, CA.

•	Operating Leverage, on a same affiliate basis, was negative 3.0% for the third quarter of 2006 as compared to the third quarter of 2005. The negative operating leverage was impacted by the operating expenses related to the new private banking offices.

•	Total Net Income, for the third quarter 2006 increased 19.6% to $13.6 million, compared to $11.4 million a year ago. Adjusted for the $2.1 million of net income related to Gibraltar and Anchor and the related financing, net income was $11.6 million, or an increase of 1.3%, on a same affiliate basis. (Gibraltar and Anchor contributed net income of $2.3 million and $907 thousand, respectively, and the trust preferred related to the Gibraltar acquisition resulted in interest expense of $1.1 million, net of tax, in the third quarter of 2006).

•	Net Interest Income, increased $13.1 million, or 43.6%, to $43.2 million. Adjusted for the $11.3 million in net interest income at Gibraltar and the related trust preferred interest expense, same affiliate net interest income increased $1.8 million, or 5.9%, to $31.8 million in the third quarter of 2006.

•	Core net interest margin, excluding the impact of trust preferred interest expense related to acquisitions, decreased 3 basis points to 4.03% from the third quarter level of 2005 of 4.06% and decreased 17 basis points from 4.20% in the second quarter of 2006.

•	Net interest margin, including the impact of trust preferred interest expense, was 3.76%, 12 basis points lower than the third quarter of 2005 level of 3.88% and 16 basis points lower than the 3.92% level in the second quarter of 2006.

•	Increased volume contributed $16.4 million to the increase of net interest income.

•	Increased interest rates caused a $3.3 million reduction in net interest income.

•	Total Assets increased 44.5%, to $5.5 billion over the September 30, 2005 balance of $3.8 billion. Gibraltar and Anchor had $1.4 billion and $82 million, respectively, in assets at September 30, 2006.

•	Loans increased 62.2% to $4.1 billion over the September 30, 2005 balance of $2.6 billion. Commercial loans totaled $2.4 billion and represented 58% of the combined loan portfolio. Residential loans totaled $1.5 billion and represented 36% of the total portfolio. Gibraltar had $1.2 billion in loans at September 30, 2006.

•	Deposits increased 43.8%, to $3.9 billion over the September 30, 2005 balance of $2.7 billion. Gibraltar had $0.9 billion in deposits at September 30, 2006.

•	Wealth Advisory Fee Income increased $411 thousand to $5.2 million for the third quarter of 2006, an increase of 8.5% over the prior year.

•	Investment Management Fee Income for the third quarter 2006 totaled $37.0 million, an increase of 35.2% over the third quarter 2005. The increase was due predominantly to the additions of Gibraltar and Anchor and strong investment performance at certain affiliates. On a same affiliate basis, investment management fee income was $28.5 million, an increase of 4.2%.

•	Total Assets Under Management/Advisory, including the Company’s unconsolidated affiliates, increased 34.5%, or $7.9 billion, over the prior year to $30.7 billion. Adjusted for the $888 million and $5.8 billion in assets under management at September 30, 2006 held by Gibraltar and Anchor, respectively, AUM increased $1.2 billion, or 5.2%, on a same affiliate basis.

•	Change in Assets Under Management. On a consolidated basis, Boston Private had net inflows of funds of approximately $140 million related to organic growth and an increase of approximately $270 million related to market action for the quarter. Year-to-date on a consolidated basis Boston Private had an increase of $1.4 billion related to market action and $5.4 billion from acquisitions, partially offset by net organic outflows of $90 million.

Timothy L. Vaill, Chairman and Chief Executive Officer, said, “During the quarter, we continued to make progress executing our strategy to build a franchise that delivers long-term value to our shareholders. We experienced strong commercial and residential loan demand. Our deposits grew 5% during the quarter, in a very tough environment. We continue to experience net interest margin compression due to funding a portion of the robust loan growth with higher cost funds, and also increased deposit rates due to competitive pressures. Our investments in new banking locations continue to progress nicely. With the opening of the New York office expected next month, five of our six new private banking offices will be operational.”

Robert J. Whelan, Boston Private’s Chief Financial Officer, advised, “We experienced an increase of approximately 550 thousand diluted shares in the quarter, primarily due to the shares issued in the Anchor transaction on June 1 being outstanding for the full quarter. We estimate that with typical transactions, such as option exercises, we will have approximately 40.6 million fully diluted weighted average shares outstanding for the fourth quarter.”

Walter M. Pressey, Boston Private’s President, stated, “Anchor is an important new affiliate partner that further diversifies our distribution channels into the fastest growing segment of the investment management market — separately managed accounts. Diversification across geography, product, investment style and distribution channel is an important guiding principle for our company and will help us leverage our assets and grow our business as the interest rate environment improves. “

CEO Vaill concluded, “While our strategy is enabled by strategic acquisitions, targeted market research, de novo expansion and multiple distribution channels, it is also guided by the foundation of holding company support, optimal stewardship of capital, diversification and balanced affiliate management. Our long-term objective is to deliver sustainable organic growth that will generate superior returns to our shareholders and we continued to make progress during the third quarter.”

Dividend Payment Continues

Concurrent with the release of the third quarter 2006 earnings, the Board of Directors of Boston Private Financial Holdings declared a cash dividend to shareholders of $0.08 per share, reflecting the quarterly earnings performance. The record date for this dividend is November 1, 2006 and the payment date is November 15, 2006.

Cash Earnings

Boston Private calculates its cash earnings by adjusting net income to exclude net amortization of intangibles, and include related tax benefits that result from purchase accounting, as well as exclude the impact of certain non-cash share based compensation plans. Over and above GAAP earnings, the Company believes its cash earnings reports the additional value to shareholders generated by purchase accounting adjustments and the non-cash share based compensation plans. (A detailed reconciliation table is attached.)

Conference Call

Management will host a conference call to review the Company’s financial performance and business developments on October 26, 2006 at 9 a.m. Eastern time. Interested parties may join the call by dialing 800-867-0731 and the password required is “Boston”. The call will be simultaneously web cast and may be accessed on the Internet by linking through www.bostonprivate.com. A continuous telephone replay will be available beginning at 11:30 a.m. Eastern time. The replay telephone number is 800-388-9064.

Boston Private Wealth Management Group

Boston Private Financial Holdings, Inc. (Nasdaq: BPFH) is a wealth management firm that owns independently-operated financial services firms across the U.S. These affiliated firms comprise the Boston Private Wealth Management Group and provide private banking, wealth advisory and investment management services to the high net worth marketplace, selected businesses and institutions. Through strategic acquisitions the Company enters demographically attractive geographic areas to deliver lifetime financial solutions on a local and national basis. The Company makes capital resources available to its subsidiaries and provides resources such as sales and marketing expertise, leadership development, legal counsel and compliance guidance.

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions, as well as excluding other significant gains or losses that are unusual in nature. Also, these non-GAAP measures exclude net amortization of intangibles and include tax benefits related to purchase accounting. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management and advisory and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, adverse conditions in the capital markets and the impact of such conditions on Boston Private’s investment advisory activities; the risk that the business of Anchor Capital will not be integrated successfully with Boston Private’s or such integration may be more difficult, time-consuming or costly than expected; interest rate compression which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	September 30, 2006	September 30, 2005	December 31, 2005
FINANCIAL DATA (1):
Total Balance Sheet Assets	$5,478,170	$3,790,291	$5,118,568
Stockholders’ Equity	619,240	403,133	539,348
Tangible Capital:
Boston Private Bank & Trust	154,988	131,693	137,887
Borel Private Bank & Trust	87,426	72,173	76,570
First Private Bank & Trust	46,115	37,095	39,514
Gibraltar Private Bank & Trust	75,340	—	63,762
Investment Securities	533,557	540,236	584,860
Goodwill	318,417	132,246	286,751
Intangible Assets	125,601	48,424	97,656
Commercial and Construction Loans	2,382,898	1,586,875	2,039,443
Residential Mortgage Loans	1,486,942	880,041	1,338,607
Home Equity and Other Consumer Loans	278,971	91,071	246,190

Total Loans	4,148,811	2,557,987	3,624,240
Loans Held for Sale	5,034	8,232	12,883
Allowance for Loan Losses and Off-Balance Sheet Risk	47,707	31,795	42,354
Non-performing Loans	12,592	5,657	7,900
Repossessed Assets, Net	550	—	—
Total Non-performing Assets	13,142	5,657	7,900
Deposits	3,854,594	2,681,272	3,748,141
Borrowings	871,160	607,936	703,379
Book Value Per Share	$16.96	$13.43	$15.50
Market Price Per Share	$27.88	$26.54	$30.42
ASSETS UNDER MANAGEMENT AND ADVISORY:
Westfield Capital Management	$9,074,000	$8,374,000	$8,325,000
Boston Private Bank & Trust	2,309,000	2,312,000	2,310,000
Sand Hill Advisors	1,151,000	1,087,000	1,094,000
Boston Private Value Investors	914,000	849,000	867,000
RINET Company	1,202,000	1,092,000	1,129,000
Borel Private Bank & Trust	683,000	653,000	661,000
Dalton, Greiner, Hartman, Maher & Co.	2,784,000	3,384,000	3,259,000
KLS Professional Advisors Group	3,494,000	3,030,000	3,140,000
Gibraltar Private Bank & Trust	888,000	—	757,000
Anchor Capital Holdings	5,806,000	—	—
First Private Bank & Trust	—	—	—
Less: Inter-company Relationship	(211,000)	(216,000)	(203,000)

Consolidated Affiliate Assets Under Management and Advisory	$28,094,000	$20,565,000	$21,339,000
Coldstream Capital Management	1,000,000	875,000	900,000
Bingham, Osborn, & Scarborough	1,634,000	1,403,000	1,415,000

Total Assets Under Management and Advisory	$30,728,000	$22,843,000	$23,654,000
FINANCIAL RATIOS:
Stockholders’ Equity/Total Assets	11.30%	10.64%	10.54%
Non-performing Loans/Total Loans	0.30%	0.22%	0.22%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.15%	1.24%	1.17%
Tangible Capital/ Tangible Assets	3.48%	6.16%	3.27%

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
OPERATING RESULTS (1):
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$44,646	$31,219	$134,316	$88,314
FTE Adjustment	1,488	1,167	4,188	3,491

Net Interest Income	43,158	30,052	130,128	84,823

Investment Management & Trust Fees:
Westfield Capital Management	14,238	13,226	41,877	36,209
Boston Private Bank & Trust	3,352	3,283	10,240	9,582
Sand Hill Advisors	1,539	1,523	4,642	4,649
Boston Private Value Investors	1,701	1,524	5,057	4,684
Borel Private Bank & Trust	1,149	896	3,196	2,539
Gibraltar Private Bank & Trust	1,640	—	4,715	—
Dalton, Greiner, Hartman, Maher & Co.	6,559	6,931	21,139	20,089
Anchor Capital Holdings	6,854	—	9,119	—

Total Investment Management & Trust Fees	37,032	27,383	99,985	77,752
Wealth Advisory Fees:
RINET Company	2,029	2,031	6,046	6,057
KLS Professional Advisors Group	3,155	2,742	9,039	7,934
Other	51	51	149	102

Total Wealth Advisory Fees	5,235	4,824	15,234	14,093

Other Fees	2,038	1,430	5,532	4,763

Total Fees	44,305	33,637	120,751	96,608

Earnings in Equity Investments	528	548	1,519	1,053
Gain on Sale of Loans, Net	556	533	1,538	1,303
Gain on Sale of Investments, Net	—	—	—	41

Total Fees and Other Income	45,389	34,718	123,808	99,005

Total Revenue	88,547	64,770	253,936	183,828

Provision for Loan Losses	2,325	1,728	5,192	3,368

Salaries and Employee Benefits	42,244	30,286	121,827	87,457
Occupancy and Equipment	7,695	5,059	21,249	14,606
Professional Services	3,161	2,035	9,696	7,190
Marketing and Business Development	1,842	1,432	6,540	4,744
Contract Services and Processing	1,301	960	3,804	2,846
Amortization of Intangibles	3,736	1,539	9,775	4,616
Other	3,703	2,785	12,521	9,155

Total Operating Expense	63,682	44,096	185,412	130,614

Minority Interest	1,120	526	2,679	1,480
Income Before Income Taxes	21,420	18,420	60,653	48,366
Income Tax Expense	7,770	7,004	21,888	17,979

Net Income	$13,650	$11,416	$38,765	$30,387

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS (1):
Net Income (GAAP Basis)	$13,650	$11,416	$38,765	$30,387
Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, Net of Tax	2,032	780	5,423	2,341
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,023	1,032	3,068	3,097
Stock options and ESPP, Net of Tax	829	596	2,792	1,939

Total Cash Basis Adjustment	3,884	2,408	11,283	7,377

Cash Basis Earnings	$17,534	$13,824	$50,048	$37,764

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
PER SHARE DATA: (In thousands, except per share data) (1)
Calculation of Net Income for EPS:
Net Income as reported and for basic EPS	$13,650	$11,416	$38,765	$30,387
Interest on convertible trust preferred securities, net of tax	765	765	2,295	2,294

Net Income for diluted EPS	$14,415	$12,181	$41,060	$32,681
Calculation of average shares outstanding:
Weighted average basic shares	35,953	27,954	35,249	27,719
Dilutive effect of:
Stock Options, Stock Grants and Other	1,270	913	1,414	905
Forward Agreement	—	248	—	197
Convertible trust preferred securities	3,183	3,182	3,183	3,182

Dilutive potential common shares	4,453	4,343	4,597	4,284
Weighted average diluted shares	40,406	32,297	39,846	32,003
Earnings per Share:
Basic	$0.38	$0.41	$1.10	$1.10
Diluted	$0.36	$0.38	$1.03	$1.02
RECONCILIATION OF GAAP EPS TO CASH EPS (1):
(on a Diluted Basis)
Earnings Per Share (GAAP Basis)	$0.36	$0.38	$1.03	$1.02
Cash Basis Adjustment	$0.09	$0.07	$0.28	$0.23

Cash Basis Earnings Per Diluted Share	$0.45	$0.45	$1.31	$1.25

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
OPERATING RATIOS & STATISTICS (1):
Return on Average Equity	8.95%	12.81%	9.01%	11.86%
Return on Average Assets	1.02%	1.28%	0.99%	1.17%
Net Interest Margin	3.76%	3.88%	3.91%	3.78%
Core Net Interest Margin (3)	4.03%	4.06%	4.19%	3.97%
Total Fees and Other Income/Total Revenue	51.26%	53.60%	48.76%	53.86%
Efficiency Ratio	67.39%	65.62%	68.86%	68.14%
Loans Charged-off, Net of (Recoveries)	($101)	$10	$438	$87
RECONCILIATION OF NIM TO CORE NIM
Net Interest Margin	3.76%	3.88%	3.91%	3.78%
Effect of Trust Preferred, Net	0.27%	0.18%	0.28%	0.19%
Core Net Interest Margin (3)	4.03%	4.06%	4.19%	3.97%
CASH OPERATING RATIOS (1):
Return on Average Equity (4)	11.50%	15.51%	11.64%	14.74%
Return on Average Assets (5)	1.31%	1.55%	1.28%	1.46%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
AVERAGE BALANCE SHEET:
AVERAGE ASSETS:
Interest-Bearing Cash	$17,627	$6,353	$11,524	$4,337
Federal Funds Sold and other	71,215	105,935	116,848	132,006
U.S. Treasuries and Agencies	218,537	224,148	228,185	222,432
Municipal Securities	219,530	237,150	223,492	231,646
Corporate Bonds	35,032	29,371	39,313	31,340
Mortgage-Backed Securities	39,831	38,547	41,155	41,899
Stock in Federal Home Loan Banks	36,562	22,414	33,300	21,738
Commercial and Construction Loans	2,298,433	1,516,775	2,164,046	1,437,989
Residential Mortgage Loans	1,485,702	906,860	1,442,958	870,961
Home Equity and Other Consumer Loans	274,387	92,515	259,461	92,203

Total Earning Assets	4,696,856	3,180,068	4,560,282	3,086,551
Allowance for Loan Losses	(40,695)	(27,209)	(39,247)	(27,442)
Goodwill	318,296	132,246	297,232	133,298
Intangible Assets	127,390	48,996	107,966	50,932
Other Assets	269,643	231,113	272,268	213,133

TOTAL AVERAGE ASSETS	$5,371,490	$3,565,214	$5,198,501	$3,456,472

AVERAGE LIABILITIES AND STOCKHOLDERS’ EQUITY:
Savings Accounts	$132,843	$58,245	$116,945	$45,690
NOW Accounts	314,027	229,404	334,752	232,768
Money Market Accounts	1,754,157	1,224,013	1,731,579	1,191,754
Certificates of Deposit	771,820	539,790	732,790	526,715

Total Interest-Bearing Deposits	2,972,847	2,051,452	2,916,066	1,996,927
Repurchase Agreements	126,196	100,705	118,766	98,696
FHLB Borrowings	533,627	302,156	468,385	296,363
Junior Subordinated Debentures	234,021	118,781	234,021	115,899
Other Borrowings	34,640	228	17,622	2,053

Total Interest-Bearing Liabilities	3,901,331	2,573,322	3,754,860	2,509,938
Non-interest Bearing Deposits	712,060	533,033	733,062	516,395
Other Liabilities	148,052	102,385	137,105	88,498

Total Liabilities	4,761,443	3,208,740	4,625,027	3,114,831
Stockholders’ Equity	610,047	356,474	573,474	341,641

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$5,371,490	$3,565,214	$5,198,501	$3,456,472

	September 30, 2006	June 30, 2006
FINANCIAL DATA (1):
Total Balance Sheet Assets	$5,478,170	$5,279,086
Stockholders’ Equity	619,240	600,347
Tangible Capital:
Boston Private Bank & Trust	154,988	147,098
Borel Private Bank & Trust	87,426	83,600
First Private Bank & Trust	46,115	44,017
Gibraltar Private Bank & Trust	75,340	71,296
Investment Securities	533,557	563,513
Goodwill	318,417	318,118
Intangible Assets	125,601	129,338
Commercial and Construction Loans	2,382,898	2,197,682
Residential Mortgage Loans	1,486,942	1,482,629
Home Equity and Other Consumer Loans	278,971	270,633

Total Loans	4,148,811	3,950,944
Loans Held for Sale	5,034	8,131
Allowance for Loan Losses and Off-Balance Sheet Risk	47,707	45,383
Non-performing Loans	12,592	5,775
Repossessed Assets, Net	550	—
Total Non-performing Assets	13,142	5,775
Deposits	3,854,594	3,661,419
Borrowings	871,160	887,612
Book Value Per Share	$16.96	$16.52
Market Price Per Share	$27.88	$27.90
ASSETS UNDER MANAGEMENT AND ADVISORY:
Westfield Capital Management	$9,074,000	$8,890,000
Boston Private Bank & Trust	2,309,000	2,279,000
Sand Hill Advisors	1,151,000	1,120,000
Boston Private Value Investors	914,000	891,000
RINET Company	1,202,000	1,180,000
Borel Private Bank & Trust	683,000	692,000
Dalton, Greiner, Hartman, Maher & Co.	2,784,000	3,199,000
KLS Professional Advisors Group	3,494,000	3,399,000
Gibraltar Private Bank & Trust	888,000	798,000
Anchor Capital Holdings	5,806,000	5,430,000
First Private Bank & Trust	—	—
Less: Inter-company Relationship	(211,000)	(201,000)

Consolidated Affiliate Assets Under Management and Advisory	$28,094,000	$27,677,000
Coldstream Capital Management	1,000,000	975,000
Bingham, Osborn, & Scarborough	1,634,000	1,545,000

Total Unconsolidated Assets Under Management and Advisory	$30,728,000	$30,197,000
FINANCIAL RATIOS (1):
Stockholders’ Equity/Total Assets	11.30%	11.37%
Nonperforming Loans/Total Loans	0.30%	0.15%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.15%	1.15%
Tangible Capital/Tangible Assets	3.48%	3.16%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended
	September 30, 2006	June 30, 2006
OPERATING RESULTS (1):
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$44,646	$44,766
FTE Adjustment	1,488	1,364

Net Interest Income	43,158	43,402

Investment Management & Trust Fees:
Westfield Capital Management	14,238	13,900
Boston Private Bank & Trust	3,352	3,472
Sand Hill Advisors	1,539	1,562
Boston Private Value Investors	1,701	1,724
Borel Private Bank & Trust	1,149	1,061
Gibraltar Private Bank & Trust	1,640	1,580
Dalton, Greiner, Hartman, Maher & Co.	6,559	7,036
Anchor Capital	6,854	2,263

Total Investment Management & Trust Fees	37,032	32,598
Wealth Advisory Fees
RINET Company	2,029	2,078
KLS Professional Advisors Group	3,155	3,005
Other	51	47

Total Wealth Advisory Fees	5,235	5,130

Other Fees	2,038	1,664

Total Fees	44,305	39,392

Earnings in Equity Investments	528	220
Gain on Sale of Loans, Net	556	525
Gain on Sale of Investments, Net	—	—

Total Fees and Other Income	45,389	40,137

Total Revenue	88,547	83,539

Provision for Loan Losses	2,325	1,704

Salaries and Benefits	42,244	40,208
Occupancy and Equipment	7,695	6,995
Professional Services	3,161	3,727
Marketing and Business Development	1,842	2,361
Contract Services and Processing	1,301	1,273
Amortization of Intangibles	3,736	3,164
Other	3,703	4,302

Total Operating Expense	63,682	62,030

Minority Interest	1,120	745
Income Before Income Taxes	21,420	19,060
Income Tax Expense	7,770	6,772

Net Income	$13,650	$12,288

	Three Months Ended
	September 30, 2006	June 30, 2006
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS (1):
Net Income (GAAP Basis)	$13,650	$12,288
Cash Basis Earnings (1)
Book Amortization of Purchased Intangibles, Net of Tax	2,032	1,763
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,023	1,023
Stock options and ESPP, Net of Tax	829	1,062

Total Cash Basis Adjustment	3,884	3,848

Cash Basis Earnings	$17,534	16,136

	Three Months Ended
	September 30, 2006	June 30, 2006
PER SHARE DATA: (In thousands, except per share data) (1)
Calculation of Net Income for EPS:
Net Income as reported and for basic EPS	$13,650	$12,288
Interest on convertible trust preferred securities, net of tax	765	765

Net Income for diluted EPS	$14,415	$13,053
Calculation of Average Shares Outstanding:
Weighted average basic shares	35,953	35,199
Dilutive effect of:
Stock Options and Stock Grants, and Other	1,270	1,518
Convertible trust preferred securities	3,183	3,182

Dilutive potential common shares	4,453	4,700
Weighted average diluted shares	40,406	39,899
Earnings per Share:
Basic	$0.38	$0.35
Diluted	$0.36	$0.33
RECONCILIATION OF GAAP EPS TO CASH EPS (1):
(on a Diluted Basis)
Earnings Per Share (GAAP Basis)	$0.36	$0.33
Cash Basis Adjustment	$0.09	$0.09

Cash Basis Earnings Per Diluted Share	$0.45	$0.42

OPERATING RATIOS & STATISTICS:
Return on Average Equity	8.95%	8.62%
Return on Average Assets	1.02%	0.95%
Net Interest Margin	3.76%	3.92%
Core Net Interest Margin (3)	4.03%	4.20%
Total Fees and Other Income/Total Revenue	51.26%	48.05%
Efficiency Ratio	67.39%	69.95%
Loans Charged-off, Net of (Recoveries)	($101)	$12
RECONCILIATION OF NIM TO CORE NIM
Net Interest Margin	3.76%	3.92%
Effect of Trust Preferred , Net	0.27%	0.28%
Core Net Interest Margin (3)	4.03%	4.20%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

SAME AFFILIATES

Growth Excluding Acquisitions

	As Reported September 30, 2006	September 30, 2005	Acquisitions September 30, 2006	Same Affiliates September 30, 2006
FINANCIAL DATA (1):
Total Balance Sheet Assets	$5,478,170	$3,790,291	$1,677,774	$3,800,396
Stockholders’ Equity	619,240	403,133	167,018	452,222
Tangible Capital:
Boston Private Bank & Trust	154,988	131,693	—	154,988
Borel Private Bank & Trust	87,426	72,173	—	87,426
First Private Bank & Trust	46,115	37,095	—	46,115
Gibraltar Private Bank & Trust	75,340	—	75,340	—
Investment Securities	533,557	540,236	26,068	507,489
Goodwill	318,417	132,246	186,781	131,636
Intangible Assets	125,601	48,424	82,917	42,684
Commercial and Construction Loans	2,382,898	1,586,875	531,140	1,851,758
Residential Mortgage Loans	1,486,942	880,041	459,402	1,027,540
Home Equity and Other Consumer Loans	278,971	91,071	184,290	94,681

Total Loans	4,148,811	2,557,987	1,174,832	2,973,979
Loans Held for Sale	5,034	8,232	—	5,034
Allowance for Loan Losses and Off-Balance Sheet Risk	47,706	31,795	10,993	36,713
Non-performing Loans	12,592	5,657	1,788	10,804
Repossessed Assets, Net	550	—	—	—
Total Non-performing Assets	13,142	5,657	1,788	11,354
Deposits	3,854,594	2,681,272	941,635	2,912,959
Borrowings	871,160	607,936	305,074	566,086
ASSETS UNDER MANAGEMENT AND ADVISORY:
Westfield Capital Management	$9,074,000	$8,374,000	—	$9,074,000
Boston Private Bank & Trust	2,309,000	2,312,000	—	2,309,000
Sand Hill Advisors	1,151,000	1,087,000	—	1,151,000
Boston Private Value Investors	914,000	849,000	—	914,000
RINET Company	1,202,000	1,092,000	—	1,202,000
Borel Private Bank & Trust	683,000	653,000	—	683,000
Dalton, Greiner, Hartman, Maher & Co.	2,784,000	3,384,000	—	2,784,000
KLS Professional Advisors Group	3,494,000	3,030,000	—	3,494,000
Gibraltar Private Bank & Trust	888,000	—	888,000	—
Anchor Capital Holdings	5,806,000	—	5,806,000	—
First Private Bank & Trust	—	—	—	—

Less: Inter-company Relationship	(211,000)	(216,000)	—	(211,000)

Consolidated Affiliate Assets Under Management and Advisory	$28,094,000	$20,565,000	$6,694,000	$21,400,000
Coldstream Capital Management	1,000,000	875,000	—	1,000,000
Bingham, Osborn, & Scarborough	1,634,000	1,403,000	—	1,634,000

Total Assets Under Management and Advisory	$30,728,000	$22,843,000	$6,694,000	$24,034,000

	Three Months Ended
	As Reported September 30, 2006	September 30, 2005	Acquisitions September 30, 2006	Same Affiliates September 30, 2006
OPERATING RESULTS (1):
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$44,646	$31,219	$11,327	$33,319
FTE Adjustment	1,488	1,167	—	1,488

Net Interest Income	43,158	30,052	11,327	31,831

Investment Management & Trust Fees:
Westfield Capital Management	14,238	13,226	—	14,238
Boston Private Bank & Trust	3,352	3,283	—	3,352
Sand Hill Advisors	1,539	1,523	—	1,539
Boston Private Value Investors	1,701	1,524	—	1,701
Borel Private Bank & Trust	1,149	896	—	1,149
Gibraltar Private Bank & Trust	1,640	—	1,640	—
Dalton, Greiner, Hartman, Maher & Co.	6,559	6,931	—	6,559
Anchor Capital Holdings	6,854	—	6,854	—

Total Investment Management & Trust Fees	37,032	27,383	8,494	28,538
Wealth Advisory Fees:
RINET Company	2,029	2,031	—	2,029
KLS Professional Advisors Group	3,155	2,742	—	3,155
Other	51	51	—	51

Total Wealth Advisory Fees	5,235	4,824	—	5,235

Other Fees	2,038	1,430	330	1,708

Total Fees	44,305	33,637	8,824	35,481

Earnings in Equity Investments	528	548	—	528
Gain on Sale of Loans, Net	556	533	131	425
Gain on Sale of Investments, Net	—	—	—	—

Total Fees and Other Income	45,389	34,718	8,955	36,434

Total Revenue	88,547	64,770	20,282	68,265

Provision for Loan Losses	2,325	1,728	312	2,013

Salaries and Employee Benefits	42,244	30,286	9,743	32,501
Occupancy and Equipment	7,695	5,059	1,591	6,104
Professional Services	3,161	2,035	786	2,375
Marketing and Business Development	1,842	1,432	474	1,368
Contract Services and Processing	1,301	960	334	967
Amortization of Intangibles	3,736	1,539	2,336	1,400
Other	3,703	2,785	790	2,913

Total Operating Expense	63,682	44,096	16,054	47,628

Minority Interest	1,120	526	383	737
Income Before Income Taxes	21,420	18,420	3,533	17,887
Income Tax Expense	7,770	7,004	1,449	6,321

Net Income	$13,650	$11,416	$2,084	$11,566

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Nine Months Ended
	As Reported September 30, 2006	September 30, 2005	Acquisitions September 30, 2006	Same Affiliates September 30, 2006
OPERATING RESULTS (1):
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$134,316	$88,314	$35,130	$99,186
FTE Adjustment	4,188	3,491	—	4,188

Net Interest Income	130,128	84,823	35,130	94,998

Investment Management & Trust Fees:
Westfield Capital Management	41,877	36,209	—	41,877
Boston Private Bank & Trust	10,240	9,582	—	10,240
Sand Hill Advisors	4,642	4,649	—	4,642
Boston Private Value Investors	5,057	4,684	—	5,057
Borel Private Bank & Trust	3,196	2,539	—	3,196
Gibraltar Private Bank & Trust	4,715	—	4,715	—
Dalton, Greiner, Hartman, Maher & Co.	21,139	20,089	—	21,139

Anchor Capital Holdings	9,119	—	9,119	—

Total Investment Management & Trust Fees	99,985	77,752	13,834	86,151
Wealth Advisory Fees:
RINET Company	6,046	6,057	—	6,046
KLS Professional Advisors Group	9,039	7,934	—	9,039
Other	149	102	815	(666)

Total Wealth Advisory Fees	15,234	14,093	815	14,419

Other Fees	5,532	4,763	—	5,532

Total Fees	120,751	96,608	14,649	106,102

Earnings in Equity Investments	1,519	1,053		1,519
Gain on Sale of Loans, Net	1,538	1,303	556	982
Gain on Sale of Investments, Net	—	41	—	—

Total Fees and Other Income	123,808	99,005	15,205	108,603

Total Revenue	253,936	183,828	50,335	203,601

Provision for Loan Losses	5,192	3,368	1,639	3,553

Salaries and Employee Benefits	121,827	87,457	22,860	98,967
Occupancy and Equipment	21,249	14,606	4,153	17,096
Professional Services	9,696	7,190	2,126	7,570
Marketing and Business Development	6,540	4,744	1,442	5,098
Contract Services and Processing	3,804	2,846	928	2,876
Amortization of Intangibles	9,775	4,616	5,574	4,201
Other	12,521	9,155	2,861	9,660

Total Operating Expense	185,412	130,614	39,944	145,468

Minority Interest	2,679	1,480	488	2,191
Income Before Income Taxes	60,653	48,366	8,264	52,389
Income Tax Expense	21,888	17,979	3,365	18,523

Net Income	$38,765	$30,387	$4,899	$33,866

(1)	The Company adopted FAS 123(R) on January 1, 2006 and elected the modified retrospective application. Under the modified retrospective application method, all prior quarters have been restated.

(2)	The Company calculates its cash earnings by adjusting net income to exclude the amortization of the purchased intangibles (net of tax), the tax benefit on the portion of the purchase price which is deductible over a 15 year life, and certain non-cash share based compensation plans (net of tax). The tax savings are deferred under GAAP accounting but are included in cash earnings since the tax savings (lower tax payment) will be retained unless the acquired company is sold. The Company uses certain non-GAAP financial measures, such as Cash Earnings, to provide information for investors to effectively analyze financial trends of ongoing business activities.

(3)	The Company defines Core Net Interest Margin as Net Interest Margin excluding the interest expense on the Junior Subordinated Debentures. The Company utilizes Trust Preferred Securities to assist in the funding of acquisitions and believes it is useful to compare Net Interest Margin excluding the impact of this acquisition funding vehicle.

(4)	The Company calculates Return on Average Equity on a cash basis as Cash Basis Earnings divided by Average Equity.

(5)	The Company calculates Return on Average Assets on a cash basis as Cash Basis Earnings divided by Average Assets.